AMENDMENT NO. 5 TO CREDIT AGREEMENT
and
AMENDMENT NO. 1 TO SECURITY AGREEMENTS

        This Amendment, dated as of October 31, 2003 (this “Amendment”), is by and among Footstar, Inc. (the “Lead Borrower”) and Footstar Corporation (collectively, with the Lead Borrower, the “Borrowers”), the financial institutions named as parties hereto as lenders (the “Lenders”), Fleet National Bank, as swingline lender and as administrative agent (in such capacity, the “Administrative Agent”), Fleet Retail Finance Inc., as collateral agent (in such capacity, the “Collateral Agent”), Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication agents (in such capacity, the “Syndication Agents”) and JPMorgan Chase Bank, as documentation agent (in such capacity, the “Documentation Agent”).

        WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent, the Syndication Agents and the Documentation Agent are parties to that certain Credit Agreement dated as of October 18, 2002 (as amended, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

        WHEREAS, the Borrowers have requested a further extension of time by which they will be required to deliver to the Administrative Agent and the Lenders their quarterly and annual financial statements and corresponding Compliance Certificates pursuant to Sections 6.1(a), (b) and (c) of the Credit Agreement for the fiscal quarters ending September 28, 2002, March 29, 2003, June 28, 2003 and September 27, 2003 and the fiscal year ending December 28, 2002.

        NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

      1.      Amendments to Credit Agreement.

(a) Section 2.19 of the Credit Agreement is hereby amended by adding the following new subsection immediately following Section 2.19(d) thereof:

    “(d)        In the event the Termination Date occurs or the Revolving Commitments are reduced, in each case prior to and including July 31, 2004 (whether pursuant to Section 2.15 hereof, as a result of the acceleration or deemed acceleration of the Obligations, or otherwise, but not by virtue of the Borrowers’ refinancing of the Obligations with Fleet, FRF or any of their respective Affiliates, successors or assigns as the sole or co-lead arranger and sole or co-lead agent (or substantially similar titles and/or functions)), the Borrowers shall pay, in addition to any applicable Breakage Costs, to the Administrative Agent, for the benefit of each Revolving Lender, contemporaneously with such event, an early termination fee (the “Revolving Loan Early Termination Fee”) in an amount equal to 1% of the aggregate Revolving Commitments in effect as of October 31, 2003. The Revolving Loan Early Termination Fee (A) shall be pro rated in the event of any partial reduction of Revolving Commitments, (B) shall be calculated only with respect to the portion of the Revolving Commitments so reduced, and (C) shall constitute liquidated damages for the loss of the bargain and not a penalty. Notwithstanding the foregoing to the contrary, if the Termination Date occurs or the Revolving Commitments are reduced in whole or in part subsequent to July 31, 2004, then no Revolving Loan Early Termination Fee or any other prepayment penalty or premium (other than any applicable Breakage Costs) shall be due.”

(b) Section 3.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

    “(b)        In the event that all or any portion of the Term Loan is prepaid prior to the Term Maturity Date (whether pursuant to Section 3.3(a) hereof, as a result of the acceleration or deemed acceleration of the Obligations, or otherwise), the Borrowers shall pay the Term Lender, contemporaneously with such prepayment, an early termination fee (the “Term Loan Early Termination Fee”) in an amount equal to (i) the difference between the Term Loan Yield Revenue through July 31, 2004 and the actual amount of interest on, and Term Loan Commitment Fee with respect to, the Term Loan paid by the Borrowers in cash during such period (but in no event less than zero) (ii) multiplied by .50. The Term Loan Early Termination Fee (A) shall be pro rated in the event of any partial repayment of the Term Loan, (B) shall be calculated only with respect to the portion of the Term Loan so prepaid, and (C) shall constitute liquidated damages for the loss of the bargain and not a penalty. Notwithstanding the foregoing to the contrary, the Term Loan may be prepaid in whole or in part subsequent to July 31, 2004 without the payment of the Term Loan Early Termination Fee or any other prepayment premium or penalty.”

    (c)        The Administrative Agent and each of the Lenders hereby agree that the time by which the Borrowers shall be required to deliver (i) their annual financial statements under Section 6.1(a) for the fiscal year ended December 28, 2002 and the corresponding Compliance Certificate required by the Credit Agreement, and (ii) their quarterly financial statements under Section 6.1(b) and the corresponding Compliance Certificates required by the Credit Agreement, for the fiscal quarters ended September 28, 2002, March 29, 2003, June 28, 2003 and September 27, 2003, respectively, is hereby extended in each case to the earlier of: (A) the date by which the Lead Borrower files with the Securities and Exchange Commission its Form 10-Q reports for the fiscal quarters ended September 28, 2002, March 29, 2003, June 28, 2003, and September 27, 2003, respectively, and its Form 10-K report for the fiscal year ended December 28, 2002, or (B) January 30, 2004.

2. Amendment to Security Agreements. (a) Section 6.2 of the Borrower Security Agreement is amended to read in its entirety as follows: -2-

“6.2 Application of Proceeds. The security interests, assignments, pledges, liens, charges and encumbrances now existing or hereafter created or arising in favor of the Collateral Agent for the benefit of the Secured Parties with respect to the Collateral and securing the Obligations shall be of equal priority, operation and effect amongst all Secured Parties. Notwithstanding the foregoing and without regard to whether Collateral is disposed of by the Collateral Agent in the exercise of its rights as a Secured Party, after an Event of Default and so long as such Event of Default is continuing, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, including, without limitation, any proceeds from the sale of all or substantially all of the assets of the Grantors, as well as any Collateral consisting of cash, or any collateral granted under any other of the Security Documents, as follows:

FIRST, to the payment of all reasonable costs and expenses incurred by the Agents and the Lenders (to the extent the Lenders are entitled to the same under Section 10.3 of the Credit Agreement) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including, without limitation, (i) all court costs and the reasonable fees and expenses of its agents and legal counsel, (ii) the repayment of all advances made by the Agents hereunder or under any other Loan Document, on behalf of any Grantor, and (iii) any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, the payment of all accrued and unpaid interest on the Swingline Loans and then to the payment of outstanding principal on the Swingline Loans;

THIRD, to the payment of all accrued and unpaid interest on the Revolving Loans, pro rata based upon the outstanding principal balances thereof;

FOURTH, to the payment of all outstanding principal on the Revolving Loans, pro rata based upon the outstanding principal balances thereof;

FIFTH, to the payment of all accrued and unpaid Breakage Fees;

SIXTH, to the Cash Collateral Account as collateral for Letter of Credit Outstandings up to 105% thereof;

SEVENTH, to the payment of all Facility Fees and Letter of Credit Fees due to the Agents and the Revolving Lenders under the Loan Documents;

EIGHTH, to the payment of all accrued and unpaid interest and all principal due to the Term Lender;

NINTH, to payment of all other fees due to the Agents and pro rata fees due to the Revolving Lenders under the Loan Documents (excluding the Revolving Loan Early Termination Fee, if any);

TENTH, to the payment of all fees due to the Term Lender (excluding the Term Loan Early Termination Fee, if any);

ELEVENTH, to the payment, on a pari passu basis, of the Revolving Loan Early Termination Fee pro rata to the Revolving Lenders and the Term Loan Early Termination Fee to the Term Lender;

TWELFTH, to the payment of all Obligations of the Grantors due under any Hedging Agreements, including without limitation fees relating thereto;

THIRTEENTH, to the payment of any unpaid Obligations of the Grantors; and

FOURTEENTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale or other disposition of the Collateral whether by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding) or otherwise, the receipt of the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.”

(b) Section 6.2 of the Guarantor Security Agreement is amended to read in its entirety as follows:

“6.2 Application of Proceeds. The security interests, assignments, pledges, liens, charges and encumbrances now existing or hereafter created or arising in favor of the Collateral Agent for the benefit of the Secured Parties with respect to the Collateral and securing the Obligations shall be of equal priority, operation and effect amongst all Secured Parties. Notwithstanding the foregoing and without regard to whether Collateral is disposed of by the Collateral Agent in the exercise of its rights as a Secured Party, after an Event of Default and so long as such Event of Default is continuing, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, including, without limitation, any proceeds from the sale of all or substantially all of the assets of the Grantors, as well as any Collateral consisting of cash, or any collateral granted under any other of the Security Documents, as follows:

FIRST, to the payment of all reasonable costs and expenses incurred by the Agents and the Lenders (to the extent the Lenders are entitled to the same under Section 10.3 of the Credit Agreement) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including, without limitation, (i) all court costs and the reasonable fees and expenses of its agents and legal counsel, (ii) the repayment of all advances made by the Agents hereunder or under any other Loan Document, on behalf of either Borrower or any Grantor, and (iii) any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, the payment of all accrued and unpaid interest on the Swingline Loans and then to the payment of outstanding principal on the Swingline Loans;

THIRD, to the payment of all accrued and unpaid interest on the Revolving Loans, pro rata based upon the outstanding principal balances thereof;

FOURTH, to the payment of all outstanding principal on the Revolving Loans, pro rata based upon the outstanding principal balances thereof;

FIFTH, to the payment of all accrued and unpaid Breakage Fees;

SIXTH, to the Cash Collateral Account as collateral for Letter of Credit Outstandings up to 105% thereof;

SEVENTH, to the payment of all Facility Fees and Letter of Credit Fees due to the Agents and the Revolving Lenders under the Loan Documents;

EIGHTH, to the payment of all accrued and unpaid interest and all principal due to the Term Lender;

NINTH, to payment of all other fees due to the Agents and pro rata fees due to the Revolving Lenders under the Loan Documents (excluding the Revolving Loan Early Termination Fee, if any);

TENTH, to the payment of all fees due to the Term Lender (excluding the Term Loan Early Termination Fee, if any);

ELEVENTH, to the payment, on a pari passu basis, of the Revolving Loan Early Termination Fee pro rata to the Revolving Lenders and the Term Loan Early Termination Fee to the Term Lender;

TWELFTH, to the payment of all Obligations (both as defined in the Credit Agreement or in the Facility Guaranty) of the Borrowers and the Grantors due under any Hedging Agreements, including without limitation fees relating thereto;

THIRTEENTH, to the payment of any unpaid Obligations (both as defined in the Credit Agreement or in the Facility Guaranty) of the Borrowers and the Grantors; and

FOURTEENTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale or other disposition of the Collateral whether by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding) or otherwise, the receipt of the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.”

3. Conditions to Effectiveness. The extension contemplated by this Amendment shall become effective upon the satisfaction of the following conditions:

    (a)        the Administrative Agent shall have received counterparts hereof executed by each of the Required Lenders, the Administrative Agent and the Borrowers, together with an executed Acknowledgement and Consent of Guarantors in the form attached hereto;

(b) all representations and warranties contained in this Amendment shall be true and correct in all material respects;

(c) no event shall have occurred and be continuing which constitutes an Event of Default or a Default except as to the specific matters covered hereby;

(d) the Borrowers shall have paid the fees agreed to be paid by the Borrowers in connection with this Amendment; and

(e) all legal matters incident to the transaction hereby contemplated shall be reasonably satisfactory to the Administrative Agent’s counsel.

    4.        Reference to and Effect on the Loan Documents. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

    5.        Specific Representations as to the Accounting Restatement Matter. Each of the Borrowers represents and warrants that the maximum potential impact to earnings with respect to the Accounting Restatement Matter does not and will not exceed $55,000,000 in the aggregate. In the event such maximum aggregate amount exceeds $55,000,000, such event shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement. Each of the Borrowers further represents and warrants that the Accounting Restatement Matter in the aggregate does not and will not negatively affect the Collateral or the Borrowing Base in any manner and the financial covenant set forth in Section 7.11(a) of the Credit Agreement will not be breached with respect to the fiscal quarter ended September 27, 2003 as a result of the Accounting Restatement Matter. In the event the Accounting Restatement Matter in the aggregate negatively affects the Collateral or the Borrowing Base or in the event such financial covenant is breached as a result of the Accounting Restatement Matter, the same shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement.

6. Miscellaneous. (a) Representations and Warranties. Each of the Borrowers represents and warrants that:

    (i)        it is duly organized, validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

    (ii)        no consent of any other person, including, without limitation, shareholders, creditors or Subsidiaries of either of the Borrowers, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Amendment;

    (iii)        this Amendment has been duly executed and delivered by a duly authorized officer on behalf of each of the Borrowers, and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

    (iv)        the execution, delivery and performance of this Amendment will not violate any law, statute or regulation applicable to either of the Borrowers or any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations;

    (v)        the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent the facts upon which such representations and warranties are based may in the ordinary course be changed by transactions or events permitted or not prohibited by the Credit Agreement. Since the Closing Date, no event, condition or circumstance has occurred or existed which could reasonably be expect to have a Material Adverse Effect; and

(vi) without limiting the representations and warranties contained herein, since the Closing Date, none of the Loan Parties have changed their respective jurisdictions or organization.

    (b)        No Waiver. Nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Default or Event of Default, and the Lenders and the Administrative Agent are entering into this Amendment without prejudice and hereby reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.

    (c)        Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

    (d)        GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.

FOOTSTAR, INC., as a Borrower By: STEPHEN R. WILSON —————————————— Name: Stephen R. Wilson Title: Executive Vice President & CEO

FOOTSTAR CORPORATION, as a Borrower By: STEPHEN R. WILSON —————————————— Name: Stephen R. Wilson Title: Executive Vice President & CEO

Signature Page to Amendment No. 5 to Credit Agreement

FLEET NATIONAL BANK, as Administrative Agent and as Lender By: KEITH VERCANTEREN —————————————— Name: Keith Vercanteren Title: Vice President

FLEET RETAIL FINANCE INC., as Collateral Agent By: KEITH VERCANTEREN —————————————— Name: Keith Vercanteren Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

BACK BAY CAPITAL FUNDING LLC By: Kim O’Connor —————————————— Name: Kim O’Connor Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

CONGRESS FINANCIAL CORPORATION By: DAVID HILL —————————————— Name: David Hill Title: AVP

Signature Page to Amendment No. 5 to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC By: —————————————— Name: Title:

Signature Page to Amendment No. 5 to Credit Agreement

JPMORGAN CHASE BANK By: DALE A. PENAGER —————————————— Name: Dale A. Penager Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

THE CIT GROUP/BUSINESS CREDIT, INC. By: MANUEL BORGES —————————————— Name: Manuel Borges Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

UPS CAPITAL CORPORATION By: JOHN P. HOLLOWAY —————————————— Name: John P. Holloway Title: Portfolio Manager

Signature Page to Amendment No. 5 to Credit Agreement

AMSOUTH BANK By: KEVIN R. ROGERS —————————————— Name: Kevin R. Rogers Title: Attorney-in-fact

Signature Page to Amendment No. 5 to Credit Agreement

NATIONAL CITY BANK By: THOMAS J. McDONNELL —————————————— Name: Thomas J. McDonnell Title: Senior Vice President

Signature Page to Amendment No. 5 to Credit Agreement

ORIX FINANCIAL SERVICES, INC. By: ANDREW KOSOWSKY —————————————— Name: Andrew Kosowsky Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

SIEMENS FINANCIAL SERVICES, INC. By: FRANK AMODIO —————————————— Name: Frank Amodio Title: Vice President - Credit

Signature Page to Amendment No. 5 to Credit Agreement

ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

        Each of the undersigned Guarantors does hereby acknowledge and consent to the execution, delivery and performance of the within foregoing Amendment, confirms the continuing effect of such Guarantor’s guarantee of the Obligations after giving effect to the foregoing Amendment, and agrees to the provisions of the within and foregoing Amendment.

        Accepted and agreed to as of October 31, 2003 by the Facility Guarantors:

FOOTSTAR CENTER, INC.
FOOTACTION CENTER, INC.
ATHLETIC CENTER, INC.
FA HQ, INC.
FEET HQ, INC.
FWS I, INC.
FWS II, INC.
STELLAR WHOLESALING, INC.
FEET CENTER, INC.
MELDISCO H.C., INC.
APACHE-MINNESOTA THOM MCAN, INC.
MILES SHOES MELDISCO LAKEWOOD, COLORADO, INC.
MALL OF AMERICA FAN CLUB, INC.
NEVADA FEET, INC.
FEET OF COLORADO, INC.
LFD I, INC.
LFD II, INC.
LFD OPERATING, INC.
FOOTSTAR HQ, LLC
SHOE ZONE CENTER, INC.
LFD TODAY, INC.
ATHLETIC ATTIC OF TEXAS, INC.
FLORIDA MALL FEET, INC.
KNOXVILLE FEET, INC.
HURST FEET, INC.
and each of their Subsidiaries, including all other Facility
Guarantors

By: DONNA WANGERSTEIN —————————————— Duly Authorized Signatory as to all